UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following email was sent by Virgin America Inc. (the “Company”) to employees of the Company on April 20, 2016.

Hi Teammates,

It has now been two weeks since the merger with Alaska Airlines was announced, and we wanted to provide a quick recap of steps taken so far and summarize some of the resources available to you.

•	We have established an email address: [***] for Teammates to ask questions about the acquisition. Thank you to all the Teammates who have submitted questions so far. We are answering them as quickly as possible. We have posted answers in the ‘Alaska-VX Q&A’ Chatter group to a number of more general questions that were asked, without identifying the Teammate(s) that asked the question. We have also reached out personally to other Teammates who asked more individualized questions. Additionally, we are working with the Alaska team to answer questions that are more appropriate for their response, and we expect new responses to be posted very soon. We hope you will continue to let us know what’s on your mind as we move forward with the merger process.

•	Alaska Airlines has established a portal for Virgin America Teammates where they will post regular updates and answer questions; to view that portal, you can visit http://alaskasworld.com/virginamerica. We will make sure any updates and Q&A that are posted there are also posted to the Chatter group.

•	Jennifer Shenker, Virgin America’s Director of Compensation and Benefits, held a number of workshops at HQ with the aim to provide as much information as possible on the severance and retention plans being provided for Teammates. Teammates eligible for retention and/or severance also received letters on Friday outlining further detail on what these plans mean for them. Should you have any questions regarding your letter, please contact Jennifer at [***].

•	Our leadership team is also in communication with Alaska and our labor unions to discuss the next steps with respect to seniority integration for any Teammates with seniority rights, as well as union representation, where applicable. Discussions have focused on the fair and equitable integration process provided by federal law that we believe governs the integration of all work groups except our pilots (where ALPA merger policy will apply). Much more to come on that front in the coming weeks.

•	Alaska Airlines CEO Brad Tilden along with the airline’s leadership team hosted an All Hands last week, where Teammates got to ask a number of questions. If you weren’t able to attend or call in, you can listen to a replay via the ‘Alaska-VX Q&A’ Chatter group.

•	One of the initial steps in the process to gain regulatory approval for the merger is for Virgin America and Alaska to file documents outlining the proposed transaction with the U.S Department of Justice and the Federal Trade Commission. These documents were submitted this past Friday and are beginning a regulatory review process that could take several months.

As you can see there is a lot going on and much more to come as we move forward. We are committed to providing Teammates with as much information as possible throughout the process as well as answering questions as quickly and as thoroughly as possible.

We will keep you updated via email and this Chatter group and please continue to send your questions to [***].

Thank you, everyone.

Frances

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

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